                                                                                                                                              EX-99.14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated December 30, 2008, relating to the financial statements and financial highlights which appears in the October 31, 2008 Annual Report to Shareholders of Aberdeen International Equity Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Experts" in such Registration Statement and under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information dated February 28, 2009, which are also incorporated by reference into this Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP New York, New York March 23, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of Aberdeen Funds of our report dated December 29, 2008 relating to the financial statements, which appears in the Credit Suisse Global Fixed Income Fund, Inc.'s 2008 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information for the year ended October 31, 2008. We also consent to the references to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers, LLP

Baltimore, MD March 23, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of Aberdeen Funds of our report dated December 29, 2008 relating to the financial statements, which appears in the Credit Suisse Global Small Cap Fund, Inc.'s 2008 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information for the year ended October 31, 2008. We also consent to the references to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers, LLP

Baltimore, MD March 23, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of Aberdeen Funds of our report dated December 29, 2008 relating to the financial statements, which appears in the Credit Suisse International Focus Fund, Inc.'s 2008 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information for the year ended October 31, 2008. We also consent to the references to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers, LLP

Baltimore, MD March 23, 2009